                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                       --------------------------------


                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                  20-Oct-97

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of May 31, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities, (Series 1997-2)

                            TMS Auto Holdings, Inc.
-------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


    Delaware
    New Jersey                  333-14075-02                91-184-4668
    -----------------   -----------------------------   -------------------

    State or other              (Commission                (IRS Employer
    jurisdiction of             File Number)                 ID Number)
    incorporation)


    2840  Morris  Avenue,     Union,  New  Jersey           07083
    -----------------------------------------------------------------------
    (Address of principal executive officer)


    Registrant's Telephone Number,
    including area code:                                    908-686-2000
                                                            ---------------


                                      n/a
    -----------------------------------------------------------------------
         (Former name or former address, if changed since last report)

    Item 5       Other Events
                 --------------------------------



Attached herein as Annex A is a copy of the Monthly Statement sent to the
Noteholders and Certificateholders for the remittance date      20-Oct-97


    Item 7       Financial Statements and Exhibits
                 ---------------------------------

    The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      THE MONEY STORE AUTO TRUST
                                      ASSET BACKED SECURITIES, 1997-2



                                      By /S/ James K. Ransom
                                      ----------------------
                                      James K. Ransom
                                      Vice President

                       THE MONEY STORE AUTO TRUST 1997-2
                       6.64% ASSET  BACKED  CERTIFICATES
                          CERTIFICATEHOLDER STATEMENT

IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997 - 2 FOR THE OCTOBER 13, 1997 DETERMINATION DATE

  DISTRIBUTION DATE     10/20/97      MONTHLY PERIOD      SEP-97


A. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION:

   I. CERTIFICATES

      (a)  The aggregate amount of the
           distribution to Certificateholders                 24,900.00

      (b)  The amount of the distribution set
           forth in A. 1. (a) above in respect
           of interest on the Certificates                    24,900.00 5.8(ii)

      (c)  The amount of the distribution set forth
           in A. 1. (a) above in respect of principal
           on the Certificates                                     0.00 5.8(i)

      (d)  The amount of the distribution in A.1. (a)
           payable pursuant to a claim on the Certificate
           Policy                                                  0.00 5.8(iii)

      (e)  The remaining outstanding balance available
           to be drawn under the Certificate Policy           24,900.00 5.8(iii)

      (f)  The amount of the distribution set forth in
           paragraph A.1. (a) above per $1,000 interest
           in the Certificates                                5.5333333

      (g)  The amount of the distribution set forth in
           paragraph A.1. (b) above per $1,000 interest
           in the Certificates                                5.5333333

      (h)  The amount of the distribution set forth in
           paragraph A.1. (c) above per $1,000 interest
           in the Certificates                                0.0000000

      (i)  The amount of the distribution set forth in
           paragraph A.1. (d) above per $1,000 interest
           in the Certificates                                0.0000000

B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST:

   I. POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

      (a)  The Pool Balance as of the close of
           business on the last day of the Monthly
           Period                                        200,053,422.90 5.8(iv)

      (b)  The Certificate Principal Balance after
           giving effect to payments allocated to
           principal as set forth in Paragraph A.1. (c)    4,500,000.00 5.8(v)

      (c)  The Certificate Factor after giving affect
           to the payments set forth in paragraph A.1.(c)     1.0000000

      (d)  The amount of aggregate Realized Losses
           for the second preceding Month Period             251,552.97

      (e)  The aggregate Purchase Amount for all
           Receivables that were repurchased in the
           Monthly Period                                          0.00

2.  SERVICING FEE

        (a)  The aggregate amount of the Servicing Fee paid to the
             Servicer with respect to the preceding Monthly Period                     343,650.59

3.    PAYMENT SHORTFALLS

         (a)  The amount of the Certificateholders' Interest Carryover
              Shortfall after giving effect to the payments set forth in
              Paragraph A. 1. (b) above                                                      0.00
         (b)  The amount of the Certificateholder's Interest Carryover
              Shortfall set forth in paragraph B.3. (a) above per $1,000
              interest with respect to the Certificate:                                 0.0000000
         (c)  The amount of the Certificateholders' Principal Carryover
              Shortfall after giving effect to the payments set forth in
              Paragraph A.1. (b) above                                                       0.00
         (d)  The amount of the Certificateholders' Principal Carryover Shortfall
              set forth in paragraph B.3. (a) above per $1,000 interest with
              respect to the Certificate:                                                    0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES

         (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
              therefrom on such Distribution Date                                            0.00

         (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
              therefrom on such Distribution Date                                            0.00

         (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
              therefrom on such Distribution Date                                            0.00

         (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
              the Certificates:                                                         0.0000000

         (e)  The amount set forth in paragraph B.4. (b) to be distributed to
              Certificateholders per $1,000 interest in the Certificates:               0.0000000

         (f)  The amount set forth in paragraph B.4. (c) to be distributed to
              Certificateholders per $1,000 interest in the Certificates:               0.0000000

5.       (a)  The aggregate amount of collections by the Servicer during the
              preceding Monthly Period                                               7,695,885.42

         (b)  The aggregate amount which was received by the Trust from the
              Servicer during the preceding Monthly Period                           7,695,885.42

         (c)  The aggregate amount of reimbursements to the Security
              Insurer during the preceding Monthly Period                                    0.00

         (d)  The amount of Receivables that are delinquent for over:
              30 days                                                               11,941,377.76
              60 days                                                                3,346,319.04
              90 days                                                                  934,605.70


                                      (2)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated May 31, 1997 pertaining to Series 1997 - 2 in preparing the accompanying Certificateholder Statement.


            THE MONEY STORE AUTO FINANCE INC.



            BY:  /s/ Harry Puglisi
                 -----------------
                 HARRY PUGLISI
                 TREASURER

                       THE MONEY STORE AUTO TRUST 1997-2
                CLASS A-1  6.17% MONEY STORE ASSET BACKED NOTES
                      CLASS A-2 6.495% ASSET BACKED NOTES



IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED AS
OF MAY 31, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS
THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997 - 2 FOR
THE OCTOBER 13, 1997 DETERMINATION DATE

   DISTRIBUTION DATE       10/20/97      MONTHLY PERIOD          SEP-97


A. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION :

   I. NOTES
           (a)  The aggregate amount of the distribution with respect to:
                                   Class A-1 Notes                               6,998,112.86
                                   Class A-2 Notes                                 327,456.25

           (b)  The amount of the distribution set forth in paragraph A. 1. (a)
                above in respect of interest on:
                                   Class A-1 Notes                                 740,917.04         5.8(ii)
                                   Class A-2 Notes                                 327,456.25

           (c)  The amount of the distribution set forth in paragraph A. 1. (a)
                above in respect of principal of:
                                   Class A-1 Notes                               4,906,189.01         5.8(i)
                                   Class A-2 Notes                                       0.00

           (d)  The amount of the distribution in A. 1. (a) payable pursuant to a claim on the Note Policy with respect to:
                                   Class A-1 Notes                                       0.00         5.8(iii)
                                   Class A-2 Notes                                       0.00

           (e)  The remaining outstanding balance available to be drawn
                under the Note Policy                                            7,325,569.11         5.8(iii)

           (f)  The amount of the distribution set forth in paragraph A. 1. (a)
                above per $1,000 interest in:
                                   Class A-1 Notes                                 43.7382054
                                   Class A-2 Notes                                  5.4125000

           (g)  The amount of the distribution set forth in paragraph A. 1. (b)
                above per $1,000 interest in:
                                   Class A-1 Notes                                  4.6307315
                                   Class A-2 Notes                                  5.4125000

           (h)  The amount of the distribution set forth in paragraph A. 1. (c)
                above per $1,000 interest in:
                                   Class A-1 Notes                                 30.6636813
                                   Class A-2 Notes                                  0.0000000

           (i)  The amount of the distribution set forth in  paragraph A. 1. (d)
                above per $1,000 interest in:
                                   Class A-1 Notes                                  0.0000000
                                   Class A-2 Notes                                  0.0000000

           (j)  Prior to the Parity Date, from the Available Funds, to the Note
                Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:
                                   Class A-1 Notes                               1,351,006.81
                                   Class A-2 Notes                                       0.00

           (k)  The amount of the distribution set forth in paragraph A. 1. (j)
                above per $1,000 interest in:
                                   Class A-1 Notes                                  8.4437926
                                   Class A-2 Notes                                  0.0000000

B.  INFORMATION REGARDING THE PERFORMANCE OF THE TRUST :

    1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

          (a)  The Pool Balance at the close of business
               on the last day of the Monthly Period                                           200,053,422.90     5.8(iv)

          (b)  The aggregate outstanding principal amount of each
               Class of Notes after giving effect to payments allocated
               to principal as set forth in Paragraph A.1 (c) and (j) above with respect to:
                            Class A-1 Notes                                                    137,843,363.22     5.8(v)
                            Class A-2 Notes                                                     60,500,000.00

         (c)  The Note Pool Factor for each Class of Notes after
              giving effect to the payments set forth in paragraph
              A.1 (c) with respect to:
                             Class A-1 Notes                                                       0.8615210
                             Class A-2 Notes                                                       1.0000000

         (d)  The amount of aggregate Realized Losses for the
              second preceding Monthly Period                                                     251,552.97      5.8(viii)

         (e)  The aggregate Purchase Amount for all Receivables
              that were repurchased in the Monthly Period                                               0.00      5.8(ix)

    2.    SERVICING FEE

         (a)  The aggregate amount of the Servicing Fee paid to the
              Servicer with respect to the preceding Monthly Period                               343,650.59      5.8(vi)

    3.    PAYMENT SHORTFALLS

          (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
               A. 1. (b) above with respect to:
                             Class A-1 Notes                                                            0.00      5.8(vii)
                             Class A-2 Notes                                                            0.00

          (b)  The amount of the Noteholders' Interest  Carryover  Shortfall set forth in paragraph B.3. (a) above per  $1,000 interest with respect to:
                             Class A-1 Notes                                                       0.0000000
                             Class A-2 Notes                                                       0.0000000

          (c)  The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
               A. 1. (b) above with respect to:
                             Class A-1 Notes                                                            0.00      5.8(vii)
                             Class A-2 Notes                                                            0.00

          (d)  The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest
               with respect to:
                             Class A-1 Notes                                                       0.0000000
                             Class A-2 Notes                                                       0.0000000

                                     ( 2 )

4.   TRANSFER OF SUBSEQUENT RECEIVABLES

           (a)  Aggregate amount on deposit in the Pre-Funding
                Account on such Distribution Date after giving effect
                to all withdrawals therefrom on such Distribution Date                            0.00             5.8(x)

           (b)  Aggregate amount on deposit in the Capitalized
                Interest Account on such Distribution Date after giving
                effect to all withdrawals therefrom on such Distribution
                Date                                                                              0.00             5.8(x)

           (c)  Aggregate amount on deposit in the Pre-Funding
                Account on the final Subsequent Transfer Date after
                giving effect to all withdrawals therefrom on such
                Distribution Date                                                                 0.00             5.8(xi)

           (d)  the amount set forth in paragraph B.4 (a) per $1,000
                interest in:
                                Class A-1 Notes                                              0.0000000
                                Class A-2 Notes                                              0.0000000

           (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                                Class A-1 Notes                                              0.0000000
                                Class A-2 Notes                                              0.0000000

           (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                                Class A-1 Notes                                              0.0000000
                                Class A-2 Notes                                              0.0000000

           (g)  The Amount withdrawn from the Pre-Fund Account and transferred to the Collection Account (included in paragraph A .1 (c)):
                                Class A-1 Notes                                                   0.00             5.8(xi)



           (h)  the amount set forth in paragraph B.4 (g) to be distributed to
                Noteholders per $1,000 interest in:
                                Class A-1 Notes                                              0.0000000


5.         (a)  The aggregate amount of collections by the Servicer
                during the preceding Monthly Period                                       7,695,885.42             5.8(xii)


           (b)  The aggregate amount which was received by the Trust from the
                Servicer during the preceding Monthly Period                              7,695,885.42             5.8(xiii)

           (c)  The aggregate amount of reimbursements to the Security Insurer
                during the preceding Monthly Period                                               0.00             5.8(xiv)

           (d)  The amount of Receivables that are delinquent for over:
                          30 days                                                        11,941,377.76             5.8(xv)
                          60 days                                                         3,346,319.04
                          90 days                                                           934,605.70
                                                                                                                          10.3
6.         Other Information
           Weighted Average Coupon (WAC)                                                       19.430%

           Weighted Average Remaining Terms (WARM)                                               49.85

                                      (3)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated May 31, 1997 pertaining to Series 1997 - 2 in preparing the accompanying Noteholder Statement.


       THE MONEY STORE AUTO FINANCE INC.



       BY:  /s/ Harry Puglisi
            -----------------
            HARRY PUGLISI
            TREASURER


                                      (4)